Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS SECOND-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., July 21, 2022 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the second quarter ended June 30, 2022.
For the quarter ended June 30, 2022, net income was $176 million, or $1.60 per share, on revenues of $1.863 billion. Net income for the prior year’s second quarter was $149 million, or $1.33 per share, on revenues of $1.581 billion.
For the six months ended June 30, 2022, net income was $344 million, or $3.12 per share, on revenues of $3.678 billion. For the six months ended June 30, 2021, net income was $260 million, or $2.32 per share, on revenues of $2.979 billion.
“We are pleased to once again report very strong results, which continue to reflect a robust global labor market and demand environment,” said M. Keith Waddell, president and chief executive officer of Robert Half. “Talent solutions led the way with permanent placement and contract talent solutions growing 39 percent and 19 percent, respectively, on a year-over-year basis. Core Protiviti solutions also remained strong. Return on invested capital for the Company was 48 percent in the second quarter.
“We are proud to have been recently ranked number one by Forbes on three prestigious lists — America’s Best Professional Recruiting Firms, America’s Best Temporary Staffing Firms and America’s Best Executive Recruiting Firms. This is the first time any company has placed first in all three categories. This is a credit to all of our employees and their incredible drive to deliver outstanding service to our clients and candidates,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 800-289-0720 (+1-646-828-8073 outside the United States and Canada). The confirmation code to access the call is 1432797.
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT on July 21 and ending at 8 p.m. EDT on August 20. The dial-in number for the replay is 888-203-1112 (+1-719-457-0820 outside the United States and Canada). To access the replay, enter conference code 1432797. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm that connects opportunities at great companies with highly skilled job seekers. The Company offers contract and permanent placement talent solutions for finance and accounting, technology, marketing and creative, legal, and administrative and customer support roles.
Named to FORTUNE’s World’s Most Admired Companies®, the Bloomberg Gender-Equality Index and Forbes’ list of America’s Best Employers for Diversity, Robert Half is the parent company of Protiviti, a global consulting firm that provides internal audit, risk, business and technology consulting solutions.
Robert Half has operations in more than 400 locations worldwide.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the Company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; the duration and impact of the COVID-19 pandemic and efforts to mitigate its spread; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services; the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its contract employees, or for events impacting its contract employees on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training, and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of healthcare reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the Company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad-based consulting, regulatory compliance, technology services, public sector or other high-demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The Company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
	(Unaudited)		(Unaudited)

Service revenues	$1,862,827	$1,580,581	$3,677,661	$2,978,961
Costs of services	1,047,280	915,709	2,090,268	1,752,378

Gross margin	815,547	664,872	1,587,393	1,226,583

Selling, general and administrative expenses	509,394	488,093	1,023,588	911,155
(Income) loss from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses)	65,622	(27,810)	95,623	(39,797)
Amortization of intangible assets	416	576	833	1,152
Interest (income) expense, net	(718)	151	(884)	105

Income before income taxes	240,833	203,862	468,233	353,968
Provision for income taxes	65,012	54,649	124,173	94,157

Net income	$175,821	$149,213	$344,060	$259,811

Diluted net income per share	$1.60	$1.33	$3.12	$2.32

Shares:
Basic	108,833	110,861	109,025	111,141
Diluted	109,696	111,889	110,143	112,191

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Six Months Ended June 30,
	2022	2021
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$22,907	$27,715
Capitalized cloud computing implementation costs	$19,540	$16,236
Capital expenditures	$35,275	$16,114
Open market repurchases of common stock (shares)	1,386	1,514

	June 30,
	2022	2021
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$590,909	$542,805
Accounts receivable, net	$1,091,598	$907,947
Total assets	$2,933,835	$2,741,368
Total current liabilities	$1,266,873	$1,196,312
Total stockholders’ equity	$1,467,668	$1,259,250

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)
(in thousands)

The Company completed a multiyear process to unify its family of Robert Half endorsed divisional brands to one single specialized brand, Robert Half. This simplifies the Company's go-to-market brand structure for clients and candidates and provides leverage for greater brand awareness and allows future flexibility to expand the Company's existing practice groups without the need for new brands. The Company's financial disclosures for contract talent solutions (formerly temporary and consultant staffing) are based on functional specialization rather than the previously branded divisions. The functional specializations are: finance and accounting, administrative and customer support, and technology. Finance and accounting combines the former Accountemps and Robert Half Management Resources, administrative and customer support was previously Office Team, and technology was formerly Robert Half Technology. Protiviti and permanent placement talent solutions continue to be reported separately. What was previously referred to as staffing operations is now referred to as talent solutions. There is no change to the underlying business operations or organization.
The Company's presentation of service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues from services provided to Protiviti in connection with the Company’s blended business solutions. This is how the Company measures and manages these businesses internally. The combined amount of divisional intersegment revenues with Protiviti are aggregated and then eliminated as a single line item. The Company has prepared the below schedule to provide readers with historical comparative information to better evaluate the related trends.

	2020				2021				2022
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
SERVICE REVENUES:
Finance and accounting	$701,762	$496,573	$506,515	$552,116	$600,387	$663,892	$732,365	$768,204	$801,690	$810,910
Administrative and customer support	239,979	136,299	173,685	214,985	220,467	263,192	279,370	295,872	284,906	274,141
Technology	196,652	162,028	161,007	175,730	172,239	194,233	215,500	213,414	213,327	218,190
Elimination of intersegment revenues	(46,273)	(41,514)	(59,816)	(92,393)	(103,818)	(143,036)	(172,534)	(161,004)	(144,200)	(137,548)
Total contract talent solutions	1,092,120	753,386	781,391	850,438	889,275	978,281	1,054,701	1,116,486	1,155,723	1,165,693
Permanent placement talent solutions	120,489	71,030	87,203	91,387	111,703	143,640	156,444	158,133	186,782	200,096
Protiviti	294,082	283,910	321,303	362,261	397,402	458,660	501,421	495,298	472,329	497,038
Total service revenues	$1,506,691	$1,108,326	$1,189,897	$1,304,086	$1,398,380	$1,580,581	$1,712,566	$1,769,917	$1,814,834	$1,862,827

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expense; segment income; combined segment income; and as adjusted revenue growth rates.
The following measures: adjusted gross margin; adjusted selling, general and administrative expense; and segment income include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes, adjusted for interest (income) expense, net and amortization of intangible assets. The Company provides combined segment income because it is how management evaluates segment performance.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “as adjusted” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s functional specializations and segments on both a reported basis and also on an as adjusted basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.
In order to calculate constant currency revenue growth rates, as reported amounts are retranslated using foreign currency exchange rates from the prior year’s comparable period. Management then calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments. In order to remove the fluctuations caused by comparable periods having different billing days, the Company calculates same billing day revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based upon the per billing day amounts. The term “as adjusted” means that the impact of different billing days and currency fluctuations are removed from the revenue growth rate calculation.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SUMMARY OF OPERATIONS RECONCILIATION (UNAUDITED)
(in thousands)

	Quarter Ended June 30,						Relationships
	2022			2021			2022	2021	2022	2021
	Reported	Adjustments	Adjusted (1)	Reported	Adjustments	Adjusted (1)	Reported		Adjusted
SERVICE REVENUES:
Finance and accounting	$810,910	$—	$810,910	$663,892	$—	$663,892	43.5%	41.9%	43.5%	41.9%
Administrative and customer support	274,141	—	274,141	263,192	—	263,192	14.7%	16.7%	14.7%	16.7%
Technology	218,190	—	218,190	194,233	—	194,233	11.7%	12.3%	11.7%	12.3%
Elimination of intersegment revenues	(137,548)	—	(137,548)	(143,036)	—	(143,036)	(7.3%)	(9.0%)	(7.3%)	(9.0%)
Total contract talent solutions	1,165,693	—	1,165,693	978,281	—	978,281	62.6%	61.9%	62.6%	61.9%
Permanent placement talent solutions	200,096	—	200,096	143,640	—	143,640	10.7%	9.1%	10.7%	9.1%
Protiviti	497,038	—	497,038	458,660	—	458,660	26.7%	29.0%	26.7%	29.0%
Total	$1,862,827	$—	$1,862,827	$1,580,581	$—	$1,580,581	100.0%	100.0%	100.0%	100.0%

GROSS MARGIN:
Contract talent solutions	$464,853	$—	$464,853	$388,070	$—	$388,070	39.9%	39.7%	39.9%	39.7%
Permanent placement talent solutions	199,664	—	199,664	143,454	—	143,454	99.8%	99.9%	99.8%	99.9%
Protiviti	151,030	(11,413)	139,617	133,348	4,153	137,501	30.4%	29.1%	28.1%	30.0%
Total	$815,547	$(11,413)	$804,134	$664,872	$4,153	$669,025	43.8%	42.1%	43.2%	42.3%

SELLING GENERAL AND ADMINISTRATIVE EXPENSE:
Contract talent solutions	$284,090	$47,196	$331,286	$315,114	$(21,054)	$294,060	24.4%	32.2%	28.4%	30.1%
Permanent placement talent solutions	155,900	7,013	162,913	115,458	(2,603)	112,855	77.9%	80.4%	81.4%	78.6%
Protiviti	69,404	—	69,404	57,521	—	57,521	14.0%	12.5%	14.0%	12.5%
Total	$509,394	$54,209	$563,603	$488,093	$(23,657)	$464,436	27.3%	30.9%	30.3%	29.4%

OPERATING/SEGMENT INCOME:
Contract talent solutions	$180,763	$(47,196)	$133,567	$72,956	$21,054	$94,010	15.5%	7.5%	11.5%	9.6%
Permanent placement talent solutions	43,764	(7,013)	36,751	27,996	2,603	30,599	21.9%	19.5%	18.4%	21.3%
Protiviti	81,626	(11,413)	70,213	75,827	4,153	79,980	16.4%	16.5%	14.1%	17.4%
Total	$306,153	$(65,622)	$240,531	$176,779	$27,810	$204,589	16.4%	11.2%	12.9%	12.9%
(Income) loss from investments held in employee deferred compensation trusts	65,622	(65,622)	—	(27,810)	27,810	—	3.5%	(1.7%)	—	—
Amortization of intangible assets	416	—	416	576	—	576	0.0%	0.0%	0.0%	0.0%
Interest (income) expense, net	(718)	—	(718)	151	—	151	0.0%	0.0%	0.0%	0.0%
Income before income taxes	$240,833	$—	$240,833	$203,862	$—	$203,862	12.9%	12.9%	12.9%	12.9%
(1) Changes in the Company’s deferred compensation obligations are included in selling, general and administrative expense or, in the case of Protiviti, costs of services, while the related investment (income) loss is presented separately. The non-GAAP financial measures shown in the table above are adjusted to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item, which includes the corresponding change in obligation. These adjustments have no impact to income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SUMMARY OF OPERATIONS RECONCILIATION (UNAUDITED)
(in thousands)

	Six Months Ended June 30,						Relationships
	2022			2021			2022	2021	2022	2021
	Reported	Adjustments	Adjusted (1)	Reported	Adjustments	Adjusted (1)	Reported		Adjusted
SERVICE REVENUES:
Finance and accounting	$1,612,600	$—	$1,612,600	$1,264,326	$—	$1,264,326	43.9%	42.5%	43.9%	42.5%
Administrative and customer support	559,047	—	559,047	483,665	—	483,665	15.2%	16.2%	15.2%	16.2%
Technology	431,517	—	431,517	366,406	—	366,406	11.7%	12.3%	11.7%	12.3%
Elimination of intersegment revenues	(281,748)	—	(281,748)	(246,840)	—	(246,840)	(7.7%)	(8.3%)	(7.7%)	(8.3%)
Total contract talent solutions	2,321,416	—	2,321,416	1,867,557	—	1,867,557	63.1%	62.7%	63.1%	62.7%
Permanent placement talent solutions	386,878	—	386,878	255,344	—	255,344	10.5%	8.6%	10.5%	8.6%
Protiviti	969,367	—	969,367	856,060	—	856,060	26.4%	28.7%	26.4%	28.7%
Total	$3,677,661	$—	$3,677,661	$2,978,961	$—	$2,978,961	100.0%	100.0%	100.0%	100.0%

GROSS MARGIN:
Contract talent solutions	$926,714	$—	$926,714	$733,003	$—	$733,003	39.9%	39.2%	39.9%	39.2%
Permanent placement talent solutions	386,113	—	386,113	254,951	—	254,951	99.8%	99.8%	99.8%	99.8%
Protiviti	274,566	(15,259)	259,307	238,629	5,842	244,471	28.3%	27.9%	26.8%	28.6%
Total	$1,587,393	$(15,259)	$1,572,134	$1,226,583	$5,842	$1,232,425	43.2%	41.2%	42.7%	41.4%

SELLING GENERAL AND ADMINISTRATIVE EXPENSE:
Contract talent solutions	$589,424	$70,477	$659,901	$593,627	$(30,312)	$563,315	25.4%	31.8%	28.4%	30.2%
Permanent placement talent solutions	302,147	9,887	312,034	210,360	(3,643)	206,717	78.1%	82.4%	80.7%	81.0%
Protiviti	132,017	—	132,017	107,168	—	107,168	13.6%	12.5%	13.6%	12.5%
Total	$1,023,588	$80,364	$1,103,952	$911,155	$(33,955)	$877,200	27.8%	30.6%	30.0%	29.4%

OPERATING/SEGMENT INCOME:
Contract talent solutions	$337,290	$(70,477)	$266,813	$139,376	$30,312	$169,688	14.5%	7.5%	11.5%	9.1%
Permanent placement talent solutions	83,966	(9,887)	74,079	44,591	3,643	48,234	21.7%	17.5%	19.1%	18.9%
Protiviti	142,549	(15,259)	127,290	131,461	5,842	137,303	14.7%	15.4%	13.1%	16.0%
Total	$563,805	$(95,623)	$468,182	$315,428	$39,797	$355,225	15.3%	10.6%	12.7%	11.9%
(Income) loss from investments held in employee deferred compensation trusts	95,623	(95,623)	—	(39,797)	39,797	—	2.6%	(1.3%)	—	—
Amortization of intangible assets	833	—	833	1,152	—	1,152	0.0%	0.0%	0.0%	0.0%
Interest (income) expense, net	(884)	—	(884)	105	—	105	0.0%	0.0%	0.0%	0.0%
Income before income taxes	$468,233	$—	$468,233	$353,968	$—	$353,968	12.7%	11.9%	12.7%	11.9%
(1) Changes in the Company’s deferred compensation obligations are included in selling, general and administrative expense or, in the case of Protiviti, costs of services, while the related investment (income) loss is presented separately. The non-GAAP financial measures shown in the table above are adjusted to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item, which includes the corresponding change in obligation. These adjustments have no impact to income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME RECONCILIATION (UNAUDITED):

	Quarter Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

Income before income taxes	$240,833	$203,862	$468,233	$353,968
Interest (income) expense, net	(718)	151	(884)	105
Amortization of intangible assets	416	576	833	1,152
Combined segment income	$240,531	$204,589	$468,182	$355,225

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2021				2022		2021				2022
	Q1	Q2	Q3	Q4	Q1	Q2	Q1	Q2	Q3	Q4	Q1	Q2
Global
Finance and accounting	-14.4	33.7	44.6	39.1	33.5	22.1	-14.5	31.0	43.5	39.8	34.6	24.4
Administrative and customer support	-8.1	93.1	60.8	37.6	29.2	4.2	-8.7	89.5	60.0	38.4	30.5	6.3
Technology	-12.4	19.9	33.8	21.4	23.9	12.3	-12.4	17.9	33.1	21.8	24.6	13.9
Elimination of intersegment revenues (1)	124.4	244.5	188.4	74.3	38.9	-3.8	127.3	240.9	187.5	75.1	40.1	-1.9
Total contract talent solutions	-18.6	29.9	35.0	31.3	30.0	19.2	-18.9	27.2	34.0	31.9	31.0	21.3
Permanent placement talent solutions	-7.3	102.2	79.4	73.0	67.2	39.3	-8.1	96.9	77.7	73.8	68.8	42.6
Total talent solutions	-17.5	36.1	39.4	35.3	34.1	21.7	-17.8	33.2	38.4	36.0	35.2	24.0
Protiviti	35.1	61.6	56.1	36.7	18.9	8.4	34.7	58.8	55.1	37.4	20.0	10.8
Total	-7.2	42.6	43.9	35.7	29.8	17.9	-7.6	39.7	42.9	36.3	30.9	20.2

United States
Contract talent solutions	-20.3	27.5	35.5	33.4	33.4	22.7	-19.4	27.7	35.5	33.6	33.4	22.7
Permanent placement talent solutions	-12.4	109.3	85.1	78.6	78.3	44.3	-11.4	109.6	85.1	78.9	78.3	44.3
Total talent solutions	-19.6	33.6	40.0	37.2	37.8	25.2	-18.6	33.8	40.0	37.4	37.8	25.2
Protiviti	35.5	62.6	53.7	31.7	17.0	8.3	37.1	62.8	53.7	31.9	17.0	8.3
Total	-8.7	41.1	43.8	35.6	31.7	20.2	-7.6	41.3	43.8	35.8	31.7	20.2

International
Contract talent solutions	-12.3	38.6	33.0	24.0	18.5	7.0	-17.0	25.1	29.1	26.3	23.5	16.6
Permanent placement talent solutions	5.2	87.8	67.3	61.9	44.7	28.0	0.3	70.5	62.1	64.0	50.0	39.0
Total talent solutions	-10.1	44.8	37.7	29.2	22.5	10.5	-14.8	30.9	33.7	31.6	27.5	20.3
Protiviti	33.8	57.6	65.9	58.3	26.2	8.6	26.1	43.5	61.4	61.2	32.3	20.6
Total	-2.0	48.0	44.3	36.2	23.4	10.0	-7.2	33.9	40.1	38.6	28.7	20.4
(1) Service revenues for finance and accounting, administrative and customer support and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations. In order to remove the fluctuations caused by comparable periods having different billing days, the Company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 11-13.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Finance and accounting
As Reported	-14.4	33.7	44.6	39.1	33.5	22.1
Billing Days Impact	0.7	-0.4	-0.3	0.3	-0.2	0.0
Currency Impact	-0.8	-2.3	-0.8	0.4	1.3	2.3
As Adjusted	-14.5	31.0	43.5	39.8	34.6	24.4
Administrative and customer support
As Reported	-8.1	93.1	60.8	37.6	29.2	4.2
Billing Days Impact	1.1	0.0	-0.2	0.1	-0.2	0.0
Currency Impact	-1.7	-3.6	-0.6	0.7	1.5	2.1
As Adjusted	-8.7	89.5	60.0	38.4	30.5	6.3
Technology
As Reported	-12.4	19.9	33.8	21.4	23.9	12.3
Billing Days Impact	1.1	0.0	-0.1	0.1	-0.2	0.0
Currency Impact	-1.1	-2.0	-0.6	0.3	0.9	1.6
As Adjusted	-12.4	17.9	33.1	21.8	24.6	13.9
Elimination of intersegment revenues
As Reported	124.4	244.5	188.4	74.3	38.9	-3.8
Billing Days Impact	2.7	0.0	-0.4	0.1	-0.2	0.0
Currency Impact	0.2	-3.6	-0.5	0.7	1.4	1.9
As Adjusted	127.3	240.9	187.5	75.1	40.1	-1.9
Total contract talent solutions
As Reported	-18.6	29.9	35.0	31.3	30.0	19.2
Billing Days Impact	1.0	0.0	-0.2	0.1	-0.2	0.0
Currency Impact	-1.3	-2.7	-0.8	0.5	1.2	2.1
As Adjusted	-18.9	27.2	34.0	31.9	31.0	21.3
Permanent placement talent solutions
As Reported	-7.3	102.2	79.4	73.0	67.2	39.3
Billing Days Impact	1.1	0.0	-0.2	0.1	-0.3	0.0
Currency Impact	-1.9	-5.3	-1.5	0.7	1.9	3.3
As Adjusted	-8.1	96.9	77.7	73.8	68.8	42.6
Total talent solutions
As Reported	-17.5	36.1	39.4	35.3	34.1	21.7
Billing Days Impact	1.1	0.0	-0.2	0.2	-0.2	0.0
Currency Impact	-1.4	-2.9	-0.8	0.5	1.3	2.3
As Adjusted	-17.8	33.2	38.4	36.0	35.2	24.0
Protiviti
As Reported	35.1	61.6	56.1	36.7	18.9	8.4
Billing Days Impact	1.6	0.0	-0.3	0.2	-0.2	0.0
Currency Impact	-2.0	-2.8	-0.7	0.5	1.3	2.4
As Adjusted	34.7	58.8	55.1	37.4	20.0	10.8
Total
As Reported	-7.2	42.6	43.9	35.7	29.8	17.9
Billing Days Impact	1.1	0.0	-0.2	0.1	-0.2	0.0
Currency Impact	-1.5	-2.9	-0.8	0.5	1.3	2.3
As Adjusted	-7.6	39.7	42.9	36.3	30.9	20.2

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Contract talent solutions
As Reported	-20.3	27.5	35.5	33.4	33.4	22.7
Billing Days Impact	0.9	0.2	0.0	0.2	0.0	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	-19.4	27.7	35.5	33.6	33.4	22.7

Permanent placement talent solutions
As Reported	-12.4	109.3	85.1	78.6	78.3	44.3
Billing Days Impact	1.0	0.3	0.0	0.3	0.0	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	-11.4	109.6	85.1	78.9	78.3	44.3

Total talent solutions
As Reported	-19.6	33.6	40.0	37.2	37.8	25.2
Billing Days Impact	1.0	0.2	0.0	0.2	0.0	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	-18.6	33.8	40.0	37.4	37.8	25.2

Protiviti
As Reported	35.5	62.6	53.7	31.7	17.0	8.3
Billing Days Impact	1.6	0.2	—	0.2	0.0	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	37.1	62.8	53.7	31.9	17.0	8.3

Total
As Reported	-8.7	41.1	43.8	35.6	31.7	20.2
Billing Days Impact	1.1	0.2	0.0	0.2	0.0	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	-7.6	41.3	43.8	35.8	31.7	20.2

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Contract talent solutions
As Reported	-12.3	38.6	33.0	24.0	18.5	7.0
Billing Days Impact	1.4	-0.8	-0.5	0.1	-0.4	0.2
Currency Impact	-6.1	-12.7	-3.4	2.2	5.4	9.4
As Adjusted	-17.0	25.1	29.1	26.3	23.5	16.6

Permanent placement talent solutions
As Reported	5.2	87.8	67.3	61.9	44.7	28.0
Billing Days Impact	1.7	-1.1	-0.6	0.1	-0.5	0.2
Currency Impact	-6.6	-16.2	-4.6	2.0	5.8	10.8
As Adjusted	0.3	70.5	62.1	64.0	50.0	39.0

Total talent solutions
As Reported	-10.1	44.8	37.7	29.2	22.5	10.5
Billing Days Impact	1.5	-0.8	-0.5	0.2	-0.4	0.1
Currency Impact	-6.2	-13.1	-3.5	2.2	5.4	9.7
As Adjusted	-14.8	30.9	33.7	31.6	27.5	20.3

Protiviti
As Reported	33.8	57.6	65.9	58.3	26.2	8.6
Billing Days Impact	2.1	-0.8	-0.7	0.1	-0.5	0.2
Currency Impact	-9.8	-13.3	-3.8	2.8	6.6	11.8
As Adjusted	26.1	43.5	61.4	61.2	32.3	20.6

Total
As Reported	-2.0	48.0	44.3	36.2	23.4	10.0
Billing Days Impact	1.6	-0.9	-0.6	0.1	-0.4	0.2
Currency Impact	-6.8	-13.2	-3.6	2.3	5.7	10.2
As Adjusted	-7.2	33.9	40.1	38.6	28.7	20.4